Summary Prospectus	February 28, 2012
Direxion Shares ETF Trust

International Funds
Direxion Daily Russia Bull 3X Shares: RUSL Hosted on NYSE Arca

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://direxionshares.com/document/regulatory_documents.html. You can also get this information at no cost by calling 1-866-476-7523 or by sending an e-mail request to info@direxionshares.com, or from your financial intermediary. The fund’s prospectus and statement of additional information, both dated February 28, 2012, are incorporated by reference into this Summary Prospectus.

Important Information Regarding the Fund

The Direxion Daily Russia Bull 3X Shares (“Fund”) seeks daily leveraged investment results. The pursuit of daily leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of the Index. The pursuit of daily leveraged investment goals means that the return of the Fund for a period longer than a full trading day may bear no resemblance to 300% of the return of the Index for such longer period because the aggregate return of the Fund is the product of the series of daily leveraged returns for each trading day. The path of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period, especially in periods of market volatility. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated goal and the performance of the target index for the full trading day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, of 300% of the performance of the DAX Global Russia + Index (“Index”). Effective March 19, 2012, the Fund’s objective will change to seek daily investment results, before fees and expenses, of 300% of the performance of the Market Vectors Russia Index (“New Index”). The Fund seeks daily leveraged investment results and does not seek to achieve its stated investment objective over a period of time greater than one day. The Fund is different and much riskier than most exchange-traded funds.

The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund seeks daily leveraged investment results relative to the Index and is different and riskier than similarly benchmarked exchange-traded funds that do not use leverage. Therefore, the Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	2.54%

Acquired Fund Fees and Expenses	0.31%

Total Annual Fund Operating Expenses	3.60%

Expense Waiver/Reimbursement	2.34%

Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement	1.26%

(1)

The Fund’s adviser, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through April 1, 2013, to the extent that the Fund’s Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, Acquired Fund Fees and Expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). Any expense waiver is subject to reimbursement by the Fund only within the following three years if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$128	$886

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the period from the Fund’s inception on May 25, 2011 to its fiscal year end on October 31, 2011, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund’s extensive use of derivatives was reflected, the Fund’s portfolio turnover rate would be significantly higher.

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Principal Investment Strategies

The Fund, under normal circumstances, creates long positions by investing at least 80% of its net assets in the equity securities that comprise the Index and/or financial instruments that provide leveraged and unleveraged exposure to the Index (effective March 19, 2012 the New Index). These financial instruments include: futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; short positions; reverse repurchase agreements; exchange-traded funds (“ETFs”); and other financial instruments. On a day-to-day basis, the Fund also may hold short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

Russia is considered an “emerging market,” as that term is defined by the index provider. The determination that Russia is an “emerging market”is based on it being an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the fluctuations in the global energy sector.

The Index is an index comprised of the most liquid Russian ADRs/GDRs and local shares, screening for high liquidity only, and capping the number of securities at 45. Selection is based on average daily trading volume only, with the minimum requirement for inclusion in the Index being daily trading volume of $1 million USD. Weighting of the Index is assigned based on market capitalization and reviewed and changed quarterly. The Index uses a highly transparent and understandable index concept to access the Russian market via easily replicable index underlying securities. Diversified with a historical bias towards the Energy sector, the Index is a broad index portfolio that reflects the Russian economy while still showing the dominance of the Energy sector.

Effective March 19, 2012, the New Index is a rules-based, index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. In exceptional cases, companies with less than 50% of their revenues derived from Russia may be eligible for inclusion in the New Index, but in such instances the Fund will limit its investment in such companies to less than 20% of its net assets.

Components of the New Index may include small and mid-capitalization stocks, but must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the New Index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the New Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the New Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months. The New Index will commence operation in 2012. The New Index is reconstituted and rebalanced quarterly.

The Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure either by directly investing in the underlying securities of the Index or by investing in derivatives that provide exposure to those securities. The Fund seeks to remain fully invested at all times consistent with its stated goal. At the close of the markets each trading day, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 300% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index's performance increases.

Additionally, because a significant portion of the assets of the Fund may come from investors using “asset allocation” and “market timing” investment strategies, the Fund may further need to engage in frequent trading. The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds and exchange-traded funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund. Unless otherwise noted, all references to “Principal Risks” refer to both the Index and the New Index.

Adverse Market Conditions Risk — Because the Fund magnifies the performance of the Index, its performance will suffer during conditions in which the Index declines.

Adviser’s Investment Strategy Risk — The Adviser utilizes a quantitative methodology to select investments for the Fund. Although this methodology is designed to correlate the Fund’s performance with the performance of the Index, there is no assurance that such methodology will be successful and will enable the Fund to achieve its investment objective.

Concentration Risk — As of the date of this prospectus, the Index is concentrated in the energy sector, however, in the future, the Index concentration may change. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. The performance of the Fund may be more volatile than a fund that does not concentrate its investments in a specific industry or group of industries. The Fund also may be more susceptible to any single economic market, political or regulatory occurrence affecting that industry or group of industries. However, the Fund only may concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent that its underlying index concentrates in the stocks of a particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of

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attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements and other counterparty instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements and other counterparty instruments also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Daily Correlation Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily target. The Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and costs associated with the use of leveraged investment techniques and/or a temporary lack of liquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. The Fund may not have investment exposure to all securities in its underlying Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the underlying Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its Index. In addition, the target amount of portfolio exposure to the Index is impacted dynamically by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to its Index increases on days when the Index is volatile near the close of the trading day. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its daily investment objective on that day.

Depositary Receipt Risk — To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). While the use of ADRs, EDRs and GDRs, which are traded on exchanges and represent and ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, EDRs, and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives such as futures and forward contracts, options and swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Additionally, with respect to the use of swap agreements, if the Index has a dramatic intraday move in value that causes a material decline in the Fund’s NAV, the terms of the swap agreement between the Fund and its counterparty may allow the counterparty to immediately close out of the transaction with the Fund. In such circumstances, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desire exposure consistent with the Fund’s daily investment objective. This may prevent the Fund from achieving its daily investment objective particularly if the Index reverses all or a portion of its intraday move by the end of the day. In addition, the Fund’s investments in derivatives currently are subject to the following risks:

Futures and Forward Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Effects of Compounding and Market Volatility Risk — The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the Index for periods other than a single day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. This means that for a period longer than one day, the pursuit of daily goals may result in daily leveraged compounding. It also means that the return of an index over a period of time greater than one day multiplied by the Fund’s daily target (300%) generally will not equal the Fund’s performance over that same period.

As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the Fund’s underlying index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of three times its benchmark in a trendless or flat market.

The effect of compounding becomes more pronounced on the Fund’s performance as the Index experiences volatility. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index. The table below provides

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examples of how Index volatility could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period and is shown to illustrate how holding the Fund for a period longer than one day may negatively impact investment return. As shown below, this Fund, or any other 3X Bull Fund, would be expected to lose 17.1% (as shown in Table 1 below) if its Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 81.5%.

At higher ranges of volatility, there is a chance of a near complete loss of value even if the Index is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was only 0%.

Table 1

One Year Index Return	300% One Year Index Return	Volatility Rate
		10%	25%	50%	75%	100%
–60%	–180%	–93.8%	–94.7%	–97.0%	–98.8%	–99.7%
–50%	–150%	–87.9%	–89.6%	–94.1%	–97.7%	–99.4%
–40%	–120%	–79.0%	–82.1%	–89.8%	–96.0%	–98.9%
–30%	–90%	–66.7%	–71.6%	–83.8%	–93.7%	–98.3%
–20%	–60%	–50.3%	–57.6%	–75.8%	–90.5%	–97.5%
–10%	–30%	–29.3%	–39.6%	–65.6%	–86.5%	–96.4%
0%	0%	–3.0%	–17.1%	–52.8%	–81.5%	–95.0%
10%	30%	29.2%	10.3%	–37.1%	–75.4%	–93.4%
20%	60%	67.7%	43.3%	–18.4%	–68.0%	–91.4%
30%	90%	113.2%	82.1%	3.8%	–59.4%	–89.1%
40%	120%	166.3%	127.5%	29.6%	–49.2%	–86.3%
50%	150%	227.5%	179.8%	59.4%	–37.6%	–83.2%
60%	180%	297.5%	239.6%	93.5%	–24.2%	–79.6%

The Index’s annualized historical volatility rate for the five-year period ended December 30, 2011 is 51.09%. The Index’s highest volatility rate for any one calendar year during the five-year period is 34.06% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 30, 2011 is –6.00%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future.

The New Index will commence operations in 2012 and therefore historical index volatility and performance are not yet available. In the future, historical New Index volatility and performance will be presented in this section. Historical New Index volatility and performance are not indications of what the New Index volatility and performance will be in the future.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” and “Negative Implications of Daily Goals in Volatile Markets” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds” in the Fund’s Statement of Additional Information.

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. This table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

To fully understand the risks of market volatility on the Fund, see “Negative Implications of Daily Goals in Volatile Markets” found in the statutory prospectus.

Emerging Markets Risk — Indirectly investing in emerging markets instruments involve greater risks than indirectly investing in foreign instruments in general. Risks of investing in emerging market countries include: political or social upheaval; nationalization of businesses; restrictions on foreign ownership; prohibitions on the repatriation of assets; and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Energy Securities Risk — The Fund will invest in securities issued by, and/or have exposure to, companies that engage in energy-related businesses and companies primarily involved in the production and mining of coal and other fuels used in the generation of consumable energy. As a result, the Fund is subject to risks of legislative or regulatory changes, adverse market conditions and/or increased competition affecting the energy sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. In addition, the prices of energy product securities may be affected by changes in value and dividend yield.

Equity Securities Risk — Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk — Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, interest rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Gain Limitation Risk — If the Fund’s benchmark moves more than 33% on a given trading day in a direction adverse to the Fund, you would lose all of your money. Rafferty will attempt to position the Fund’s portfolio to ensure that the Fund does not lose more than 90% of its net asset value on a given day. The cost of such downside protection will be limitations on the Fund’s gains. As a consequence, the Fund’s portfolio may not be responsive to Index gains beyond 30% in a given day. For example, if the Index were to gain 35%, the Fund might be limited to a daily gain of 90% rather than 105%, which is 300% of the Index gain of 35%.

Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, the Fund may be more volatile than a more geographically diversified fund.

High Portfolio Turnover Risk — Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most exchange-traded funds. Such frequent and active trading leads to significantly higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased capital gains, including short-term and/or long-term capital gains that will be taxable to shareholders as ordinary income. The portfolio turnover rate stated in this prospectus is calculated without including the short term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments was reflected, the stated portfolio turnover rate would be significantly higher.

Intra-Day Investment Risk — The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The

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exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Since a Fund starts each trading day with exposure which is 300% of its net assets, a change in both the exposure and the net assets of the Fund by the same absolute amount results in a change in the comparative relationship of the two. As an example (using simplified numbers), if the Fund had $100 in net assets at the market close, it would seek $300 of exposure to the next trading day’s Index performance. If the Index rose by 1% by noon the following trading day, the exposure of the Fund will have risen by 1% to $303 and the net assets will have risen by that $3 gain to $103. With net assets of $103 and exposure of $303, a purchaser at that point would be receiving 294% exposure of her investment instead of 300%.

Leverage Risk — If you invest in the Fund, you are exposed to the risk that a decline in the daily performance of the Index will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 3% for every 1% daily decline, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than 33%. Further, purchasing shares during a day may result in greater than 300% exposure to the performance of the Index if the Index declines between the close of the markets on one trading day and before the close of the markets on the next trading day.

To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.

Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

Market Timing Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term and/or long-term capital gain that will be taxable to shareholders as ordinary income.

Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Risks of Investing in Other Investment Companies (including ETFs) — Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Russian Securities Risk — Investment in Russian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconmic unrest.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.

The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble.

Small and Mid Capitalization Company Risk — Investing in the securities of small and/or mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Tax and Distribution Risk — The Fund has extremely high portfolio turnover which causes the Fund to generate significant amounts of taxable income. This income is typically short-term capital gain, which is generally treated as ordinary income when

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distributed to shareholders, or short-term capital loss. The Fund rarely generates long-term capital gain or loss. The Fund will generally need to distribute this income in order to satisfy certain tax requirements. As a result of the Fund’s high portfolio turnover, the Fund could make larger and/or more frequent distributions than traditional unleveraged ETFs. Because the Fund’s asset level changes frequently, these distributions could comprise a substantial portion or even all of the Fund’s net assets if the Fund distributes this income after a decline in its net assets. In addition, the Fund may be held by short-term investors and these investors may exit the Fund prior to the record date of a distribution. As a result, shareholders in the Fund on the day of a distribution may receive substantial distributions, which could lead to negative tax implications for such shareholders. Potential investors are urged to consult their own tax advisers for more detailed information.

Rules governing the federal income tax aspects of certain derivatives, including total return equity swaps, real estate-related swaps, credit default swaps and other credit derivatives are not entirely clear. Because the Fund’s status as a regulated investment company might be affected if the Internal Revenue Service did not accept the Fund’s treatment of certain transactions involving derivatives, the Fund’s ability to engage in these transactions may be limited.

Tracking Error Risk — The Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs, and/or a temporary lack of liquidity in the markets for the securities held by the Fund. A failure to achieve a daily target may cause the Fund to provide returns for a longer period that are worse than expected. In addition, even though the Fund may meet its daily target for a period of time, this will not necessarily produce the returns that might be expected in light of the returns of the Index or the Fund’s benchmark for that period.

Valuation Time Risk — The Fund values its portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund can vary from the performance of the Index.

Special Risks of Exchange-Traded Funds

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Differences between secondary market prices and NAV for Shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the Fund at a particular time. Given the fact that Shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

No performance information is presented for the Fund because it does not have performance for a complete calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance is available on the Fund’s website at http://direxionshares.com/etfs?performance or by calling the Fund toll free at 1-866-476-7523.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager. Paul Brigandi, the Fund’s Portfolio Manager, is primarily responsible for the day-to-day management of the Fund and has served in this role since the Fund’s inception in May of 2011.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be significantly higher than those of most exchange-traded funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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